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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 30, 2006

                                   SFSB, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

         United States             000-51037            20-2077715
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    (State of Incorporation)      (Commission       (I.R.S. Employer
                                  File Number)      Identification No.)

              1614 Churchville Road
               Bel Air, Maryland                           21015
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    (Address of Principal Executive Offices)            (Zip Code)

        Registrant's Telephone Number, Including Area Code: 443-265-5570

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 SFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4 (c))

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ITEM 2.02.   RESTATEMENT OF EARNINGS FOR THE 4th QUARTER OF FISCAL 2005.

On March 30, 2006, SFSB, Inc. (the "Registrant") restated its earnings for the quarter ended December 31, 2005. For further information, reference is made to the Registrant's press release, dated March 30, 2006, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this ITEM 2.02 on Form 8-K.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

                (a)   Not applicable

                (b)   Not applicable

                (d)   Exhibits

                        99.1     Press Release dated March 30, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SFSB, INC.

March 30, 2006                                 By: /s/ Philip E. Logan
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                                                   Philip E. Logan, President